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                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
                (SHORT-FORM TO BE USED WITH POST 1995 AIR LEASES)

1. PARTIES. This Sublease, dated, for reference purpose only, APRIL 1, 1999, is made by and between QAD, INC. ("Sublessor") and VALUE CLICK, INC., A DELAWARE CORPORATION ("Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 6450 VIA REAL SUITES 3-9, CARPINTERIA located in the County of SANTA BARBARA, State of CALIFORNIA and generally described as (describe briefly the nature of the property) APX. 9,000 SF PORTION OF A 12,265 SF OFFICE/INDUSTRIAL BUILDING LOCATED WITHIN THE SOUTH COAST BUSINESS PARK ("Premises").

3.   TERM.

3.1 TERM. The term of this Subleases shall be for APX. TWENTY AND TWO/THIRDS (20 2/3) MONTHS commencing on APRIL 9, 1999 and ending on DECEMBER 31, 2000 unless sooner terminated pursuant to any provision hereof.

3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed. Sublessee agrees that Sublessor shall not be liable whatsoever for such failure to deliver possession.

4.   RENT.

4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $12,150.00 in advance, on the 1ST day of each month of the term thereof. Sublessee shall pay Sublessor upon the execution hereof $7,290 as Base Rent for April 12, 1999 TO APRIL 30, 1999 Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of the Sublease (except for the Security Deposit ) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. (See Addendum)

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $12,150.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6.   USE.

6.1 AGREED USE. The Premises shall be used and occupied only for general office use and for no other purpose.

6.2      Acceptance of Premises and Lessee.  Sublessee acknowledges that:

         (a) It has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with applicable Requirements), and their suitability for Sublessee's intended use,

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         (b)  Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefore as the same relate to its occupancy of the Premises, and
         (c) Neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

In addition, Sublessor acknowledges that:

         (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and
         (b) It is Sublessor's sole responsibility to investigate the financial capability and /or suitability of all proposed tenants.

7.   MASTER LEASE

7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached thereto marked Exhibit 1, wherein WILLIAM D AND EDNA J. WRIGHT DBA SOUTH COAST BUSINESS PARK is the lessor, hereinafter the "MASTER LESSOR"

7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease and shall be subject to consent of Master Lessor.

7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be subordinate to - the terms and conditions of the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee' is used it shall be deemed to mean the Sublessee herein.

7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which excluded therefrom: 2.1 PREMISES SHALL BE AMENDED TO REFLECT SUBLESSEE'S PREMISES AS 9,000 SF

7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgment, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that to Sublessor's knowledge, no default exists on the part of any party to the Master Lease.

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8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease not by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from mater Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.   CONSENT OF MASTER LESSOR.

9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within then days of the date hereof, master Lessor signs this Sublease thereby giving its consent to this Subletting.

9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this sublease.

9.3      In the event that Master Lessor does give such consent then:
         (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all the obligations of Sublessor to be performed under the Master Lease.
         (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
         (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
         (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
         (e) Master lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
         (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under

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              this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security deposit paid by Sublessee, not shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of the Sublease.

9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10.   BROKERS FEE.

10.1 Upon execution hereof by all parties, Sublessor shall pay to PACIFICA COMMERCIAL REALTY a licensed real estate broker, ("BROKER"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $27,500.00 for brokerage services rendered by Broker to Sublessor in this transaction.

10.2 Sublessor agrees that if Sublessee exercises any option of right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease by accepting an assignment thereof, shall be deemed to have assumed the obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. ATTORNEY'S FEE. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]
                                    See Addendum

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ATTENTION:  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
     SUBLEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED
     TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCE, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
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Executed at:                          QAD, INC., A DELAWARE CORPORATION
             -----------------
On:                                   By /s/ Barry [ILLEGIBLE]
   ---------------------------           -------------------------
Address:                              By
         ---------------------           -------------------------
                                      "Sublessor" (Corporate Seal)

Executed at:                          VALUE CLICK, INC., A DELAWARE CORPORATION
            ------------------
On:                                   By /s/ [ILLEGIBLE]
   ---------------------------           ----------------------------------
Address:                              By
         ---------------------           ----------------------------------
                                      "Sublessee" (Corporate Seal)

Executed at:                          William D. and Edna J. Wright dba
            ------------------
                                      South Coast Business Park
On:                                   By /s/ [ILLEGIBLE] Wright [ILLEGIBLE]
   ---------------------------           ----------------------------------
Address:                              By
         ---------------------           ----------------------------------
                                      "Master Lessor" (Corporate Seal)

NOTE: THESE FORMS ARE OFTEN MODIFIED TO MET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST., SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.

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                                    EXHIBIT A


                                                Premises:   6450 Via Real
                                                Sublessor:  QAD Inc.
                                                Sublessee:  ValueClick LLC
                                                Date:       April 1, 1999


                                                 Balance
                                                   Left

Danbury
                  Desk & Return                      8
                  Credenza                           5

Book Case
                  Wood (4' x 6')                     2
                  Metal                              2

Storage Cabinet                                      1

Reception Cabinet                                    1

Action Office Cubes                                  5

Chairs
                  Rolling                            4
                  Plastic                            6

Tables
                  Conference Room                    1
                  4' Sectional                       1
                  4' Round                           1
                  Rectangular                        7
                  Folding                            2

PRICE FOR ALL                                    $0.00

                                            Initials:  Sublessor [ILLEGIBLE]
                                                       Sublessee [ILLEGIBLE]
                                                       Lessor    [ILLEGIBLE]


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                                    EXHIBIT B


                                                Premises:   6450 Via Real
                                                Sublessor:  QAD Inc.
                                                Sublessee:  ValueClick LLC
                                                Date:       April 1, 1999



                                                  Total
                                                  Count


Danbury (Wood Desk)
                  Desk & Return                      12
                  Credenza                           11

Book Case
                  Wood (4' x 6')                     25
                  Metal                               4

PRICE FOR ALL:                                $5,000.00

                                      Initials:  Sublessor [ILLEGIBLE]
                                                 Sublessee [ILLEGIBLE]
                                                 Lessor    [ILLEGIBLE]

                          ADDENDUM TO STANDARD SUBLEASE
                               Premises: 6450 Via Real
                               Sublessor: QAD Inc.
                               Sublessee:  ValueClick LLC
                               Date: April 1, 1999

4.2  ADDENDUM:      In addition to the Base Rent, Sublessee shall pay to
                    Sublessor on or before the date such payments are to be made by Sublessor under the master Lease, additional rent in an amount equal to Sublessee's prorata share of all operating expenses, taxes, utilities, rent increases and other amounts of any kind whatsoever payable by Sublessor to Master Lessor under the Master Lease. Sublessee's prorata share of such amounts shall be determined by Sublessor in its reasonable discretion based upon the size of the Premises hereunder relative to the Premises leased under the Master Lease and such other factors as may be reasonably considered by commercial landlords in making such determinations. Sublessee agrees to make such payments within five (5) days of the delivery of written notice by Sublessor. In the event that Sublessee fails to make payments a s required hereunder, Sublessee agrees to pay a late charge equal to ten percent (10%) of the overdue amount and pay interest on such overdue amount at ten percent (10%) per annum on the date that such payment is due until the date Sublessor receives payment.

13.  PARKING:       Sublessee shall be entitled to use twenty-seven (27)
                    unreserved parking spaces during the term to this Sublease.

14. FURNITURE:      14.1 QAD shall include at no cost to ValueClick all of
                    the furniture listed on Exhibit A dated march 31, 1999.
                    The furniture listed on Exhibit A dated march 31, 1999.
                    The furniture listed shall be given to ValueClick upon the mutual execution of the Sublease.

                    14.2 QAD shall sell to ValueClick for the sum of five Thousand dollars ($5000) all of the furniture listed on Exhibit B dated march 31, 1999. The furniture listed on exhibit B shall be transferred when QAD vacated 6420 Via Real, expected to be on or about June 10, 1999.

15.  SIGNAGE:       QAD authorizes ValueClick to relocate the existing
                    Monument sign approximately six (6) feet and install a new monument sign for ValueClick. QAD's consent is subject to the consent of the Master Lessor.

16.  OPTION TO      Provided Sublessor has exercised its one remaining option to
     EXTEND:        extend the Master Lease, Sublessee is hereby granted the
                    Option to Extend the term of this Sublease for one (1) additional period of three (3) years. The Option shall be exercised by the delivery of a written notice to Sublessor no earlier than two hundred seventy (270) days and no later than one hundred eighty five (185) days prior to the expiration of the Sublease term. The extension granted hereunder shall be on the same terms and conditions applicable to the initial term, except as to tent, which shall be increased per the terms of the Master Lease. In the event that Sublessee exercises said
                    Option to Extend, then Sublessor agrees to pay Grey
                    Bartholomew of Pacifica Commercial Realty a brokerage commission equal to six percent (6%) of the value of the Option term. Said commission shall be due and payable once the Option has been exercised.

17. REPRESENTATION  Each individual executing this Sublease on behalf of
    OF SUBLESSEE:   Sublessee represents and warrants that each such individual is duly authorized to execute and deliver this Sublease on behalf of Sublessee in accordance with a duly adopted resolution of Sublessee's board of Directors, and that this Sublease is binding on Sublessee in accordance with its terms, and that upon request of Sublessor, Sublessee shall deliver a copy of such resolution to Sublessor.

                                      Initials:  Sublessor [ILLEGIBLE]
                                                 Sublessee [ILLEGIBLE]
                                                 Lessor    [ILLEGIBLE]